                                VOTING AGREEMENT


                  This VOTING AGREEMENT is made and entered into as of December 9, 1999, by and between James L. Hochfelder, an individual with an address at c/o Beldoch Industries, Inc., 1411 Broadway, New York, NY 10018 ("Affiliate"), REXX Environmental Corporation, 445 Park Avenue, New York, New York 10022, and Newtek Capital, Inc. a New York corporation with its principal place of business at 845 Third Avenue, 8th Floor, New York, NY 10022 ("Newtek").

                  WHEREAS, Newtek and REXX Environmental Corp., a New York corporation ("REXX"), have entered into an Agreement and Plan of Merger, dated December 9, 1999 (the "Merger Agreement"); and

                  WHEREAS, Section 3.08 of the Merger Agreement requires Affiliate to vote all shares of the common stock, par value $.02 per share (the "REXX Common Stock"), of REXX owned by Affiliate in favor of (a) adoption of the Merger Agreement and (b) approval of the sale by REXX of REXX's wholly owned subsidiary, Watkins Contracting, Inc., ("Watkins") pursuant to the terms of the Stock Purchase Agreement, dated as of June 10, 1999 (the "Watkins Agreement"), among REXX, Daren J. Barone and Greg S. Watkins (collectively, the "Proxy Actions"); and

                  WHEREAS, Affiliate is the owner of 5,000 shares (the "Affiliate Shares") of REXX Common Stock.

                  NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as set forth below.

1. Until such time as the Merger Agreement shall terminate by its terms, Affiliate agrees to vote all of the Affiliate Shares in favor of the Proxy Actions.

2. Until such time as the Merger Agreement shall terminate by its terms, Affiliate shall not sell, assign or transfer any of the Affiliate Shares unless the purchaser, assignee or transferee shall agree to enter into and be subject to a voting agreement containing the terms and provision of this Voting Agreement.

3. This Voting Agreement may be executed in two or more original counterparts, each of which alone shall be deemed to be an original and all of which together shall be considered but one instrument.

4. This Voting Agreement and the construction and validity thereof shall be governed by the laws of the State of New York. The invalidity of any provisions hereof shall not effect the validity of the remainder of this Voting Agreement.

5. This Voting Agreement shall bind and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and assigns.

6. This Voting Agreement may be amended only by unanimous written consent of the parties hereto.

                  IN WITNESS WHEREOF, the parties hereto have executed this Voting Agreement as of the date first set forth above.


                                           REXX ENVIRONMENTAL CORPORATION


                                           By:

                                           Name:

                                           Title:




                                           NEWTEK CAPITAL, INC.

                                           By:

                                           Name:

                                           Title:



                                           ------------------------------------
                                           James L. Hochfelder

                                VOTING AGREEMENT


                  This VOTING AGREEMENT is made and entered into as of December 9, 1999, by and between Arthur L. Asch, c/o REXX Environmental Corporation, 445 Park Avenue, New York, New York 10022 ("Affiliate"), REXX Environmental Corporation, 445 Park Avenue, New York, New York 10022, and Newtek Capital, Inc. a New York corporation with its principal place of business at 845 Third Avenue, 8th Floor, New York, NY 10022 ("Newtek").

                  WHEREAS, Newtek and REXX Environmental Corp., a New York corporation ("REXX"), have entered into an Agreement and Plan of Merger, dated December 9, 1999 (the "Merger Agreement"); and

                  WHEREAS, Section 3.08 of the Merger Agreement requires Affiliate to vote all shares of the common stock, par value $.02 per share (the "REXX Common Stock"), of REXX owned by Affiliate in favor of (a) adoption of the Merger Agreement and (b) approval of the sale by REXX of REXX's wholly owned subsidiary, Watkins Contracting, Inc., ("Watkins") pursuant to the terms of the Stock Purchase Agreement, dated as of June 10, 1999 (the "Watkins Agreement"), among REXX, Daren J. Barone and Greg S. Watkins (collectively, the "Proxy Actions"); and

                  WHEREAS, Affiliate is the owner of 371,051 shares (the "Affiliate Shares") of REXX Common Stock.

                  NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as set forth below.

1. Until such time as the Merger Agreement shall terminate by its terms, Affiliate agrees to vote all of the Affiliate Shares in favor of the Proxy Actions.

2. Until such time as the Merger Agreement shall terminate by its terms, Affiliate shall not sell, assign or transfer any of the Affiliate Shares unless the purchaser, assignee or transferee shall agree to enter into and be subject to a voting agreement containing the terms and provision of this Voting Agreement.

3. This Voting Agreement may be executed in two or more original counterparts, each of which alone shall be deemed to be an original and all of which together shall be considered but one instrument.

4. This Voting Agreement and the construction and validity thereof shall be governed by the laws of the State of New York. The invalidity of any provisions hereof shall not effect the validity of the remainder of this Voting Agreement.

5. This Voting Agreement shall bind and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and assigns.

6. This Voting Agreement may be amended only by unanimous written consent of the parties hereto.

                  IN WITNESS WHEREOF, the parties hereto have executed this Voting Agreement as of the date first set forth above.


                                           REXX ENVIRONMENTAL CORPORATION


                                           By:

                                           Name:

                                           Title:




                                           NEWTEK CAPITAL, INC.

                                           By:

                                           Name:

                                           Title:



                                           ------------------------------------
                                           Arthur L. Asch

                                VOTING AGREEMENT


                  This VOTING AGREEMENT is made and entered into as of December 9, 1999, by and between Michael A. Asch, an individual with an address c/o REXX Environmental Corporation, 445 Park Avenue, New York, New York 10022 ("Affiliate"), REXX Environmental Corporation, 445 Park Avenue, New York, New York 10022, and Newtek Capital, Inc. a New York corporation with its principal place of business at 845 Third Avenue, 8th Floor, New York, NY 10022 ("Newtek").

                  WHEREAS, Newtek and REXX Environmental Corp., a New York corporation ("REXX"), have entered into an Agreement and Plan of Merger, dated December 9, 1999 (the "Merger Agreement"); and

                  WHEREAS, Section 3.08 of the Merger Agreement requires Affiliate to vote all shares of the common stock, par value $.02 per share (the "REXX Common Stock"), of REXX owned by Affiliate individually and as custodian for his minor children, in favor of (a) adoption of the Merger Agreement and (b) approval of the sale by REXX of REXX's wholly owned subsidiary, Watkins Contracting, Inc., ("Watkins") pursuant to the terms of the Stock Purchase Agreement, dated as of June 10, 1999 (the "Watkins Agreement"), among REXX, Daren J. Barone and Greg S. Watkins (collectively, the "Proxy Actions"); and

                  WHEREAS, Affiliate is the owner of 50,000 shares (the "Affiliate Shares") of REXX Common Stock, individually, and 26,000 shares as custodian for his minor children.

                  NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as set forth below.

1. Until such time as the Merger Agreement shall terminate by its terms, Affiliate agrees to vote all of the Affiliate Shares in favor of the Proxy Actions.

2. Until such time as the Merger Agreement shall terminate by its terms, Affiliate shall not sell, assign or transfer any of the Affiliate Shares unless the purchaser, assignee or transferee shall agree to enter into and be subject to a voting agreement containing the terms and provision of this Voting Agreement.

3. This Voting Agreement may be executed in two or more original counterparts, each of which alone shall be deemed to be an original and all of which together shall be considered but one instrument.

4. This Voting Agreement and the construction and validity thereof shall be governed by the laws of the State of New York. The invalidity of any provisions hereof shall not effect the validity of the remainder of this Voting Agreement.

5. This Voting Agreement shall bind and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and assigns.

6. This Voting Agreement may be amended only by unanimous written consent of the parties hereto.

                  IN WITNESS WHEREOF, the parties hereto have executed this Voting Agreement as of the date first set forth above.


                                             REXX ENVIRONMENTAL CORPORATION


                                             By:

                                             Name:

                                             Title:




                                             NEWTEK CAPITAL, INC.

                                             By:

                                             Name:

                                             Title:



                                             -----------------------------------